Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,011	2,740	2,752	2,468	3,305	6,606
Investment securities, at market	226,471	126,084	114,645	108,702	90,750	72,751
Prepaid expense & deposits	30,000	30,000	30,000	30,000	30,000	30,000

TOTAL CURRENT ASSETS	258,482	158,824	147,397	141,170	124,055	109,357

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	2,947,686	2,947,686	2,227,531	2,227,531	2,227,531	1,584,091
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	2,947,686	2,947,686	2,227,531	2,227,531	2,227,531	1,584,091

TOTAL ASSETS	3,206,168	3,106,510	2,374,928	2,368,701	2,351,586	1,693,448

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	August 10, 2010	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10
LIABILITIES:
Post-Petition debt (Sched. C)	66,980	26,796	28,245	33,237	29,440	30,431

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,223,294	138,183,110	138,184,559	138,189,551	138,185,754	138,186,745

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(29,976,330)	(30,035,804)	(30,768,835)	(30,780,054)	(30,793,372)	(31,452,501)

TOTAL SHAREHOLDERS EQUITY	(135,017,126)	(135,076,600)	(135,809,631)	(135,820,850)	(135,834,168)	(136,493,297)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	3,206,168	3,106,510	2,374,928	2,368,701	2,351,586	1,693,448

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10
REVENUE:
Net investment income	206	120	61	57	49	0
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(4,561)	(4,589)	(4,731)	(4,780)	(4,681)	(4,748)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(51,710)	(5,919)	(4,459)	(5,550)	(3,762)	(5,207)
Accounting fees and expenses	0	0	0	0	0	(3,240)
Actuarial services	0	0	0	0	0	0
Insurance	0	(41,708)	0	0	0	0
Franchise taxes	0	(2,002)	0	0	0	0
Filing fees and expenses	0	(4,090)	(2,978)	0	(3,927)	(976)
Overhead expenses	(789)	(779)	(769)	(746)	(746)	(742)
Miscellaneous	(244)	(507)	0	(200)	(250)	(777)

NET OPERATING INCOME / LOSS	(57,098)	(59,474)	(12,876)	(11,219)	(13,317)	(15,690)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	0
Equity in operating earnings of AIC	1,335,695	0	(734,008)	0	0	(657,635)
Equity in unrealized losses of securities of AIC	(79,155)	0	13,853	0	0	14,196

TOTAL OTHER INCOME (EXPENSE)	1,256,540	0	(720,155)	0	0	(643,439)

NET INCOME (LOSS)	1,199,442	(59,474)	(733,031)	(11,219)	(13,317)	(659,129)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10
CASH DIFFERENCE:
Current ending cash balance	2,011	2,740	2,752	2,468	3,305	6,606
Less ending prior month balance	(1,798)	(2,011)	(2,740)	(2,752)	(2,468)	(3,305)

NET CASH INCREASE (DECREASE)	213	729	12	(284)	837	3,301

SOURCES OF CASH:
Net income (loss)	1,199,442	(59,474)	(733,031)	(11,219)	(13,317)	(659,129)
Write-off of contingent claim	0	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	(1,256,540)	0	720,155	0	0	643,439

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	10,894	100,387	11,438	5,943	17,951	18,000
Prepaid expenses & deposits	0	0	0	0	0	0
Increase in:
Post- petition debt	46,417	0	1,450	4,992	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	213	40,913	12	(284)	4,634	2,310

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(40,184)	0	0	(3,797)	991
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(40,184)	0	0	(3,797)	991

NET CASH INCREASE (DECREASE)	213	729	12	(284)	837	3,301

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10

TRADE ACCOUNTS PAYABLE	66,980	26,796	28,245	33,237	29,440	30,431
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	66,980	26,796	28,245	33,237	29,440	30,431